UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 11, 2005


                         Eline Entertainment Group, Inc.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                   000-30451              88-0429856
      ---------------            ------------       ----------------------
      State or other             (Commission            (IRS Employer
      jurisdiction of            File Number)       Identification Number)
      incorporation)


               8905 Kingston Pike, Suite 313, Knoxville, TN 37923
         --------------------------------------------------------------
                   (Address of executive offices and Zip Code)


       Registrant's telephone number, including area code: (215) 895-9859


                                 NOT APPLICABLE
                            -------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

          On May 11, 2005, the Company issued a press release announcing that its Storm Depot International Corp. subsidiary initiated a dealer program for qualified hurricane shutter companies. The company plans to distribute hurricane protection products through a dealer network throughout the Southeast United States and Caribbean. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.1.

          On May 17, 2005, the company issued a press release announcing that its Board of Directors has approved changing the corporate name to Grande International Holdings, Inc. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.2.

          On May 23, 2005, the Company announced that its Storm Depot International subsidiary will offer rebates equal to the Florida sales tax charged to all purchasers of hurricane shutters and supplies through its dealer network. The company's sales tax rebate incentive program will coincide with the State of Florida's sales tax holiday for hurricane supplies scheduled to be available June 1 through June 12, 2005. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as
Exhibit 99.3.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

       99.1 Press Release issued May 11, 2005 regarding the plans of its Storm Depot International Corp. subsidiary to initiate a dealer program for qualified hurricane shutter companies.

       99.2 Press Release issued May 17, 2005 regarding the approval of its Board of Directors to change the corporate name to Grande International Holdings, Inc.

       99.3 Press Release issued May 23, 2005 regarding the plans of its Storm Depot International subsidiary to offer rebates equal to the Florida sales tax charged to all purchasers of hurricane shutters and supplies through its dealer network.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Eline Entertainment Group, Inc.


Date: May 24, 2005                      By: /s/ Barry A. Rothman
                                            --------------------
                                            Barry A. Rothman, President


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